FOR IMMEDIATE RELEASE:

Investor Contact:
Tom Line—Chief Financial Officer
614-255-5989 (tline@diamond-hill.com)

Media Contact:
Lara Hoffmans—Managing Director-Marketing
614-255-5550 (lhoffmans@diamond-hill.com)

DIAMOND HILL INVESTMENT GROUP, INC. REPORTS RESULTS FOR
SECOND QUARTER 2024 AND DECLARES QUARTERLY DIVIDEND

    COLUMBUS, Ohio - July 31, 2024 -- Diamond Hill Investment Group, Inc. (Nasdaq: DHIL) today reported unaudited financial results for the second quarter of 2024.

The following are selected highlights for the quarter ended June 30, 2024:

•Assets under management (“AUM”) and assets under advisement (“AUA”) combined were $31.1 billion, compared to $29.2 billion as of December 31, 2023, and $27.9 billion as of June 30, 2023.
•Average AUM and AUA combined were $31.1 billion, compared to $26.8 billion for the second quarter of 2023.
•Net client inflows were $229.0 million, compared to $103.0 million of net outflows for the second quarter of 2023.
•Revenue was $36.7 million, compared to $33.4 million for the second quarter of 2023.
•Net operating profit margin was 33%, compared to 23% for the second quarter of 2023.
•Adjusted net operating profit margin1 was 31%, compared to 30% for the second quarter of 2023.
•Investment loss was $0.7 million, compared to investment income of $6.3 million for the second quarter of 2023.
•Net income attributable to common shareholders was $8.1 million, compared to $9.4 million for the second quarter of 2023.
•Earnings per share attributable to common shareholders - diluted was $2.93, compared to $3.18 for the second quarter of 2023.
•Adjusted earnings per share attributable to common shareholders - diluted2 was $2.88, compared to $2.35 for the second quarter of 2023.
•The Company returned a total of $9.4 million to its shareholders - $5.2 million through the repurchase of 34,941 common shares and $4.2 million through a dividend of $1.50 per common share.

“We are pleased to see continued strong performance and growth in our fixed income strategies, which contributed to an increase in average assets under management and advisement in the first half,” said Heather Brilliant, CEO. “This growth in fixed income combined with strong equity markets resulted in higher revenue. We remain committed to delivering great outcomes for clients in asset classes where we have competitive advantages.”
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1 Adjusts the financial measure calculated in accordance with U.S. generally accepted accounting principles (“GAAP”) for the impact of market movements on the deferred compensation liability and related economic hedges, and the impact of any consolidated funds. During the second quarter of 2024, no Diamond Hill Funds were consolidated; during the second quarter of 2023, the Diamond Hill International Fund was consolidated. Each Diamond Hill Fund consolidated during the applicable period is referred to as a “Consolidated Fund.” See the reconciliation to the comparable GAAP financial measure at the end of this earnings release.

2 Adjusts the financial measure calculated in accordance with GAAP for the impact of the Consolidated Fund(s) and investment income related to certain other investments. See the reconciliation to the comparable GAAP financial measure at the end of this earnings release.

Dividend:

The Company’s board of directors approved the payment of a regular quarterly cash dividend of $1.50 per common share. The dividend will be paid on September 13, 2024, to the Company’s shareholders of record as of the close of business on August 29, 2024.

Selected Income Statement Data

	Three Months Ended June 30,
	2024	2023	% Change
Revenue	$36,661,333	$33,350,637	10%
Compensation and related costs, excluding deferred compensation expense (benefit)	18,330,666	17,399,350	5%
Deferred compensation expense (benefit)	(869,135)	1,982,724	NM
Other expenses	7,067,191	6,182,380	14%
Total operating expenses	24,528,722	25,564,454	(4)%
Net operating income	12,132,611	7,786,183	56%
Investment income (loss), net	(654,591)	6,276,708	NM
Net income before taxes	11,478,020	14,062,891	(18)%
Income tax expense	(3,352,180)	(3,893,942)	(14)%
Net income	8,125,840	10,168,949	(20)%
Net income attributable to redeemable noncontrolling interest	—	(736,470)	(100)%
Net income attributable to common shareholders	$8,125,840	$9,432,479	(14)%

Earnings per share attributable to common shareholders - diluted	$2.93	$3.18	(8)%
Weighted average shares outstanding - diluted	2,769,427	2,970,357	(7)%

	Six Months Ended June 30,
	2024	2023	% Change
Revenue	$72,956,263	$67,341,140	8%
Compensation and related costs, excluding deferred compensation expense	36,478,131	33,762,258	8%
Deferred compensation expense	2,321,228	2,727,235	(15)%
Other expenses	13,721,467	12,123,897	13%
Total operating expenses	52,520,826	48,613,390	8%
Net operating income	20,435,437	18,727,750	9%
Investment income, net	8,711,087	14,359,446	(39)%
Net income before taxes	29,146,524	33,087,196	(12)%
Income tax expense	(8,004,751)	(8,815,200)	(9)%
Net income	21,141,773	24,271,996	(13)%
Net income attributable to redeemable noncontrolling interest	—	(2,131,965)	NM
Net income attributable to common shareholders	$21,141,773	$22,140,031	(5)%

Earnings per share attributable to common shareholders - diluted	$7.57	$7.39	2%
Weighted average shares outstanding - diluted	2,793,133	2,997,574	(7)%

Selected Assets Under Management and Assets Under Advisement Data

	Change in AUM and AUA
	For the Three Months Ended June 30,
(in millions)	2024	2023
AUM at beginning of the period	$29,979	$24,927
Net cash inflows (outflows)
Diamond Hill Funds	117	(200)
Separately managed accounts	(185)	(173)
Collective investment trusts	247	(134)
Other pooled vehicles	50	404
	229	(103)
Net market appreciation (depreciation) and income	(917)	1,242
Increase (decrease) during the period	(688)	1,139
AUM at end of the period	29,291	26,066
AUA at end of period	1,843	1,788
Total AUM and AUA at end of period	$31,134	$27,854

Average AUM during the period	$29,206	$25,056
Average AUA during the period	1,866	1,792
Total average AUM and AUA during the period	$31,072	$26,848

	Change in AUM and AUA
	For the Six Months Ended June 30,
(in millions)	2024	2023
AUM at beginning of the period	$27,418	$24,763
Net cash inflows (outflows)
Diamond Hill Funds	209	(89)
Separately managed accounts	(347)	(89)
Collective investment trusts	417	(116)
Other pooled vehicles	68	276
	347	(18)
Net market appreciation and income	1,526	1,321
Increase during the period	1,873	1,303
AUM at end of the period	29,291	26,066
AUA at end of period	1,843	1,788
Total AUM and AUA at end of period	$31,134	$27,854

Average AUM during the period	$28,652	$25,269
Average AUA during the period	1,833	1,818
Total average AUM and AUA during the period	$30,485	$27,087

	Net Cash Inflows (Outflows) Further Breakdown
	For the Three Months Ended June 30,		For the Six Months Ended June 30,
(in millions)	2024	2023	2024	2023
Net cash inflows (outflows)
Equity	$(345)	$(237)	$(722)	$(716)
Fixed Income	574	134	1,069	698
	$229	$(103)	$347	$(18)

About Diamond Hill:
Diamond Hill invests on behalf of clients through a shared commitment to its valuation-driven investment principles, long-term perspective, capacity discipline and client alignment. An independent active asset manager with significant employee ownership, Diamond Hill’s investment strategies include differentiated U.S. and international equity, alternative long-short equity and fixed income.

Non-GAAP Financial Measures and Reconciliation
As supplemental information, the Company is providing certain financial measures that are based on methodologies other than GAAP (“non-GAAP”). Management believes the non-GAAP financial measures below are useful measures of the Company’s core business activities, are important metrics in estimating the value of an asset management business, and help facilitate comparisons to Company operating performance across periods. These non-GAAP financial measures should not be used as a substitute for financial measures calculated in accordance with GAAP and may be calculated differently by other companies. The following schedules reconcile the differences between financial measures calculated in accordance with GAAP and non-GAAP financial measures for the three-month and six-month periods ended June 30, 2024 and 2023, respectively.

	Three Months Ended June 30, 2024
(in thousands, except percentages and per share data)	Total operating expenses	Net operating income	Total non-operating income (loss)	Income tax expense(4)	Net income attributable to common shareholders	Earnings per share attributable to common shareholders - diluted	Net operating profit margin
GAAP Basis	$24,529	$12,133	$(655)	$3,352	$8,126	$2.93	33%
Non-GAAP Adjustments:
Deferred compensation liability(1)	869	(869)	869	—	—	—	(2)%
Other investment income(3)	—	—	(214)	(62)	(152)	(0.05)	—
Adjusted Non-GAAP basis	$25,398	$11,264	$—	$3,290	$7,974	$2.88	31%

	Three Months Ended June 30, 2023
(in thousands, except percentages and per share data)	Total operating expenses	Net operating income	Total non-operating income (loss)	Income tax expense(4)	Net income attributable to common shareholders	Earnings per share attributable to common shareholders - diluted	Net operating profit margin
GAAP Basis	$25,564	$7,786	$6,277	$3,894	$9,432	$3.18	23%
Non-GAAP Adjustments:
Deferred compensation liability(1)	(1,983)	1,983	(1,983)	—	—	—	7%
Consolidated Funds(2)	—	110	(2,393)	(452)	(1,095)	(0.37)	—
Other investment income(3)	—	—	(1,901)	(555)	(1,346)	(0.46)	—
Adjusted Non-GAAP basis	$23,581	$9,879	$—	$2,887	$6,991	$2.35	30%

	Six Months Ended June 30, 2024
(in thousands, except percentages and per share data)	Total operating expenses	Net operating income	Total non-operating income (loss)	Income tax expense(4)	Net income attributable to common shareholders	Earnings per share attributable to common shareholders - diluted	Net operating profit margin
GAAP Basis	$52,521	$20,435	$8,711	$8,005	$21,142	$7.57	28%
Non-GAAP Adjustments:
Deferred compensation liability(1)	(2,321)	2,321	(2,321)	—	—	—	3%
Other investment income(3)	—	—	(6,390)	(1,757)	(4,633)	(1.66)	—
Adjusted Non-GAAP basis	$50,200	$22,756	$—	$6,248	$16,509	$5.91	31%

	Six Months Ended June 30, 2023
(in thousands, except percentages and per share data)	Total operating expenses	Net operating income	Total non-operating income (loss)	Income tax expense(4)	Net income attributable to common shareholders	Earnings per share attributable to common shareholders - diluted	Net operating profit margin
GAAP Basis	$48,613	$18,728	$14,359	$8,815	$22,140	$7.39	28%
Non-GAAP Adjustments:
Deferred compensation liability (1)	(2,727)	2,727	(2,727)	—	—	—	4%
Consolidated Funds(2)	—	209	(7,418)	(1,447)	(3,630)	(1.21)	—
Other investment income(3)	—	—	(4,214)	(1,201)	(3,013)	(1.01)	—
Adjusted Non-GAAP basis	$45,886	$21,664	$—	$6,167	$15,497	$5.17	32%

(1) This non-GAAP adjustment removes the compensation expense resulting from market valuation changes in the Company’s deferred compensation plans’ liability and the related net gains/losses on investments designated as an economic hedge against the related liability. Amounts deferred under the deferred compensation plans are adjusted for appreciation/depreciation of investments chosen by participants. The Company believes it is useful to offset the non-operating investment income or loss realized on the hedges against the related compensation expense and remove the net impact to help readers understand the Company’s core operating results and to improve comparability from period to period.
(2) This non-GAAP adjustment removes the impact that the Consolidated Fund has on the Company’s GAAP consolidated statements of income. Specifically, the Company adds back the operating expenses and subtracts the investment income of the Consolidated Fund. The adjustment to net operating income represents the operating expenses of the Consolidated Fund, net of the elimination of related management and administrative fees. The adjustment to net income attributable to common shareholders represents the net income of the Consolidated Fund, net of redeemable non-controlling interests. The Company believes removing the impact of the Consolidated Fund helps readers understand its core operating results and improves comparability from period to period.
(3) This non-GAAP adjustment represents the net gains or losses earned on the Company’s non-consolidated investment portfolio that are not designated as economic hedges of the deferred compensation plans’ liability, non-consolidated seed investments, and other investments. The Company believes adjusting for these non-operating income or loss items helps readers understand the Company’s core operating results and improves comparability from period to period.
(4) The income tax expense impacts were calculated and resulted in the overall non-GAAP effective tax rates of 29.2% for the three months ended June 30, 2024, 29.2% for the three months ended June 30, 2023, 27.5% for the six months ended June 30, 2024, and 28.5% for the six months ended June 30, 2023

The Company does not recommend that investors consider non-GAAP financial measures alone, or as a substitute for, financial information prepared in accordance with GAAP.

Cautionary Note Regarding Forward-Looking Statements
Throughout this press release, the Company may make “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, as amended (the “PSLR Act”), Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are provided under the “safe harbor” protection of the PSLR Act of 1995. Forward-looking statements include, but are not limited to, statements regarding anticipated operating results, prospects and levels of AUM or AUA, technological developments, economic trends (including interest rates and market volatility), expected transactions and similar matters. The words “may,” “believe,” “expect,” “anticipate,” “target,” “goal,” “project,” “estimate,” “guidance,” “forecast,” “outlook,” “would,” “will,” “continue,” “likely,” “should,” “hope,” “seek,” “plan,” “intend,” and variations of such words and similar expressions identify forward-looking statements. Similarly, descriptions of the Company’s objectives, strategies, plans, goals, or targets are also forward-looking statements. Forward-looking statements are based on the Company’s expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors. While the Company believes that the assumptions underlying its forward-looking statements are reasonable, investors are cautioned that any of the assumptions could prove to be inaccurate and, accordingly, the Company’s actual results and experiences may differ materially from the anticipated results or other expectations expressed in its forward-looking statements.
Factors that may cause the Company’s actual results or experiences to differ materially from results discussed in forward-looking statements are discussed under Part I, Item 1A (Risk Factors) and elsewhere in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as well as in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. These factors include, but are not limited to: (i) any reduction in the Company’s AUM or AUA; (ii) withdrawal, renegotiation, or termination of investment advisory agreements; (iii) damage to the Company’s reputation; (iv) failure to comply with investment guidelines or other contractual requirements; (v) challenges from the competition the Company faces in its business; (vi) challenges from industry trends towards lower fee strategies and model portfolio arrangements; (vii) adverse regulatory and legal developments; (viii) unfavorable changes in tax laws or limitations; (ix) interruptions in or failure to provide critical technological service by the Company or third parties; (x) adverse civil litigation and government investigations or proceedings; (xi) failure to adapt to or successfully incorporate technological changes, such as artificial intelligence, into the Company’s business; (xii) risk of loss on the Company’s investments; (xiii) lack of sufficient capital on satisfactory terms; (xiv) losses or costs not covered by insurance; (xv) a decline in the performance of the Company’s products; (xvi) changes in interest rates and inflation; (xvii) changes in national and local economic and political conditions; (xviii) the continuing economic uncertainty in various parts of the world; (xix) the after-effects of the COVID-19 pandemic and the actions taken in connection therewith; (xx) political uncertainty caused by, among other things, political parties, economic nationalist sentiments, tensions surrounding the current socioeconomic landscape; and (xxi) other risks identified from time-to-time in the Company’s public documents on file with the U.S. Securities and Exchange Commission.
In light of the significant uncertainties in forward-looking statements, the inclusion of such information should not be regarded as a representation by the Company or any other person that its expectations, objectives and plans will be achieved. All forward-looking statements made in this press release are based on information presently available to the management of the Company and speak only as of the date hereof. Readers are cautioned not to place undue reliance on forward-looking statements. New risks and uncertainties arise from time to time, and factors that the Company currently deems immaterial may become material, and it is impossible for the Company to predict these events or how they may affect it. The Company assumes no obligation to update any forward-looking statements after the date they are made, whether as a result of new information, future events or developments or otherwise, except as required by law, although it may do so from time to time. The Company does not endorse any projections regarding future performance that may be made by third parties.
325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215 614-255-3333 info@diamond-hill.com